Exhibit 99.2

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Results from Alvimopan Phase 3

Clinical Safety Study 14CL306

October 23, 2003

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Forward-Looking Statements

This oral presentation and the questions and answers that follow contain forward-looking statements including but not limited to the following:

•	Our financial condition

•	Our plans to submit alvimopan clinical studies 306, 302 and 313 in an NDA

•	Our target dates for completing accrual and announcing results in our clinical study 308

•	Our ability to achieve positive confirming results in our study 308

•	Our NDA submission target date for alvimopan of late in the first half of 2004

•	Our anticipated results of other clinical trials

•	Our product development efforts

•	Anticipated trial results and regulatory filing dates for our product candidates

•	Analysis and interpretation of data by regulatory authorities

•	Anticipated efforts of our collaborators

•	Our estimates of market opportunity and commercial plans for alvimopan

Our forward-looking statements are subject to risks and uncertainties, known and unknown, that could cause actual results and developments to differ materially from those expressed or implied in such statements. Further information about these and other relevant risks and uncertainties may be found in Adolor’s filings with the SEC, available in its EDGAR database at http:// www.sec.gov and from Adolor. Given the uncertainties affecting pharmaceutical companies in the development stage, you are cautioned not to place undue reliance on any such forward-looking statements, any of which may turn out to be wrong due to inaccurate assumptions, unknown risks, uncertainties or other factors. Adolor undertakes no obligation to publicly update or revise the statements made herein or the risk factors that may relate thereto.

October 23, 2003	2

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Alvimopan for the Management of Postoperative Ileus

Study	N		Primary Objective	Population

302	451		Efficacy	Colon Resection; Radical Hysterectomy; Simple Hysterectomy (22%)

308	660	*	Efficacy	Colon Resection; Small Bowel Resection; Radical Hysterectomy; Simple Hysterectomy (14%*)

313	510		Efficacy	Colon Resection; Small Bowel Resection; Radical Hysterectomy

306	519		Safety	Simple Hysterectomy

»	* denotes target

October 23, 2003	3

Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

•	Primary Objective:

➢	To evaluate the safety of alvimopan administered twice daily for seven postoperative days in patients undergoing total abdominal simple hysterectomy in a placebo-controlled observational safety study

•	These patients were evaluated both in the Hospital, as well as when they went Home (via paper Diary), for a total of 7 Days of Treatment

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Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

•	Double-blind, placebo-controlled, randomized, multi-center

•	All patients underwent a Total Abdominal Simple Hysterectomy

•	519 patients enrolled across 2 treatment groups in a 4 to 1 ratio: 413 on alvimopan 12 mg and 106 on placebo

•	Patients were to receive their first dose at least two hours prior to surgery, then twice a day until Hospital Discharge, as well as at Home for a total of 7 days post-surgery

•	Patient is scheduled for postoperative pain management with intravenous Patient Controlled Analgesia with opioids, followed by the use of oral opioids

October 23, 2003	5

Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

Overview

Simple Hysterectomy patients, as compared to patients undergoing Bowel Resection, are:

•	fed sooner,

•	have flatus sooner, and

•	discharged home from the Hospital sooner, often before they have a bowel movement

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Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

•	Primary Objective:

➢	Alvimopan was generally well tolerated

➢	Most frequent adverse events were :

	Placebo	12 mg
	(N = 106)	(N = 413)
Nausea	64.2%	72.6%
Vomiting	25.5%	31.5%
Constipation	31.1%	23.0%

Discontinuations for adverse events:

Total	4.7%	3.9%

October 23, 2003	7

Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

Summary of Secondary Objective

	Mean in hours
Time to:	Alvimopan	Placebo	Difference
First Flatus	43.2	46.7	3.5
First Solids	50.5	51.5	1.0
D/C Order	66.0	68.6	2.6
GI Recovery	54.2	55.4	1.2
First BM	71.8	93.1	21.3*
“Solids In, Solids Out”	74.1	93.5	19.4*
Responder [1]	75%	72%

*: Denotes Statistically Significant

1: Defined as proportion of patients achieving GI recovery within 60 hours

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Secondary Objective: Time to First BM (In-Hospital Phase)

1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Proportion of Subjects Achieving Endpoint
0
24
48
72
96
120
144
168
192
Time Until Efficacy Endpoint (Hours)
12 mg
Placebo
12 mg vs. placebo: hazard ratio = 2.04; p<0.01
(Cox Proportional Hazard Model)
Mean difference = 30.5 hours
(Kaplan Meier estimates)

October 23, 2003

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Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

Secondary Objective: Time to First BM (In-Hospital Phase)

[GRAPH]

October 23, 2003	9

ADOLOR CORPORATION

Secondary Objective: Time to First BM(In–Study Phase)

1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
Proportion of Subjects Achieving Endpoint
12 mg
Placebo
12 mg vs. placebo: hazard ratio = 2.02; p<0.01
(Cox Proportional Hazard Model)
Mean difference = 21.3 hours
(Kaplan Meier estimates)
0
24
48
72
96
120
144
168
192
Time Until Efficacy Endpoint (Hours)

October 23, 2003

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Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

Secondary Objective: Time to First BM(In–Study Phase)

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October 23, 2003	10

Alvimopan Phase 3 Clinical Safety Study—Study 14CL306	[LOGO]

Summary

•	Regarding the Primary Objective:

➢	Alvimopan, 12 mg BID was generally well tolerated, both in the Hospital as well as at Home for the 7 Days of treatment

•	Regarding the Secondary Objective:

➢	All efficacy endpoints showed a difference in favor of alvimopan

➢	A difference for alvimopan 12 mg of 21 hours was seen in Time to First Bowel Movement

October 23, 2003	11

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